March 1, 2015
Global X SuperDividend® U.S. ETF
NYSE Arca, Inc: DIV
2015 Summary Prospectus

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund (including the Fund’s statement of additional information and annual report) online at http://www.globalxfunds.com/investorrelations.php. You can also get this information at no cost by calling 1-888-GX-FUND-1 or by sending an e-mail request to info@globalxfunds.com. The Fund’s prospectus and statement of additional information, both dated March 1, 2015, as amended and supplemented from time to time, along with the financial statements included in the Fund's most recent annual report to shareholders dated October 31, 2014, are incorporated by reference into (legally made a part of) this Summary Prospectus.

Global X SuperDividend® U.S. ETF

Ticker: DIV Exchange: NYSE Arca
INVESTMENT OBJECTIVE
The Global X SuperDividend® U.S. ETF ("Fund") seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the INDXX SuperDividend® U.S. Low Volatility Index ("Underlying Index").
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares ("Shares") of the Fund. You will also incur usual and customary brokerage commissions when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.45%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.45%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$46	$144	$252	$567

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40.04% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index. The Fund also invests at least 80% of its total assets in dividend-yielding U.S. securities. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).

The Underlying Index tracks the performance of 50 equally-weighted common stocks including Master Limited Partnerships ("MLPs") and Real Estate Investment Trust ("REITs") that rank among the highest dividend yielding equity securities in the United States, as defined by INDXX, LLC, the provider of the Underlying Index ("Index Provider"). The components of the Underlying Index have paid dividends consistently over the last two years. The Underlying Index is comprised of securities that the Index Provider determines to have lower relative volatility, as measured by the beta of each security relative to the market benchmark. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by the Index Provider, which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund ("Adviser"). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of December 31, 2014, the Underlying Index was concentrated in the Utilities Sector.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. There is no guarantee that the Fund will achieve its investment objective. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Funds’ Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

ADR/GDR Risk: To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: To the extent that the Underlying Index concentrates in the securities of issuers in a particular country, industry, market, asset class, or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in a country, industry, market, asset class, or sector, the Fund faces more risks than if it were diversified broadly over numerous countries, industries, markets, asset classes, or sectors. Such risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular country, industry, market, asset class, or sector. In addition, at times, such country, industry, market, asset class, or sector may be out of favor and underperform other similar categories or the market as a whole. For additional details on these risks, please see Risks Related to Investing in the Utilities Sector.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

High Dividend Yield Stocks Risk: High yielding stocks are often speculative, high risk investments. These companies can be paying out more than they can support and may reduce their dividends or stop paying dividends at any time, which could have a material adverse effect on the stock price of these companies and the Fund’s performance.

Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply.

Investable Universe of Companies Risk: The investable universe of companies in which a Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may cause the Fund to underperform the market or its relevant benchmark or adversely affect the ability of the Fund to achieve its investment objective.
Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.
Prepayment Risk: When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Risks Related to Investing in Master Limited Partnerships: Investments in the securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, and cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Risks Related to Investing in Mortgage Real Estate Investment Trusts: Mortgage real estate investment trusts (“REITs”) are exposed to the risks specific to the real estate market as well as credit risk, interest rate risk, leverage risk and prepayment risk.

Risks Related to Investing in Real Estate and Stocks Real Estate Investment Trusts: The Fund may invest companies that invest in real estate, such as REITs, which exposes investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates.

Risks Related to Investing in the Utilities Sector: Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition and governmental regulations on rates charged to customers. Privatization in the utilities sector may subject companies to greater competition and losses in profitability. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction programs during periods of inflation or unsettled capital markets.
Securities Lending Risk: Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Additionally, the Fund will bear any loss on the investment of cash collateral it receives. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Trading Halt Risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Valuation Risk: The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the indicated periods compare with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

Annual Total Returns (Years Ended December 31,)

Best Quarter:	06/30/14	10.22%
Worst Quarter:	09/30/14	-0.11%

Average Annual Total Returns (for the Periods Ended December 31, 2014)

	Year Ended December 31, 2014	Since Inception (03/11/2013)
Global X SuperDividend® U.S. ETF: ·Return before taxes ·Return after taxes on distributions[1] ·Return after taxes on distributions and sale of Fund Shares[1]	17.45% 15.88% 10.45%	14.63% 12.80% 10.69%
INDXX SuperDividend® U.S. Low Volatility Index (net) (Index returns do not reflect deductions for fees, expenses, or taxes)	17.75%	15.12%
S&P 500 Index (Index returns do not reflect deductions for fees, expenses, or taxes)	13.69%	19.18%
1    After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT
Investment Adviser: Global X Management Company LLC.
Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama, CFA, Jose C. Gonzalez, Luis Berruga and Chang Kim, CFA (“Portfolio Managers”). Messrs. del Ama and Gonzalez have been Portfolio Managers of the Fund since March 11, 2013. Messrs. Berruga and Kim have been Portfolio Managers of the Fund since February 15, 2014.

PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are listed and traded at market prices on a national securities exchange (the "Exchange"). Shares may only be purchased and sold on the Exchange through a broker-dealer. The price of Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA"), in which case distributions from such tax-deferred arrangements may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker/dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.